Exhibit 10.3

Execution Copy

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
 LEASE RECEIVABLES PURCHASE AGREEMENT

Dated as of August 11, 2003

THIS AMENDMENT NO. 1 (“Amendment”), to the THIRD AMENDED AND RESTATED LEASE RECEIVABLES PURCHASE AGREEMENT, dated as of June 19, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “LRPA”), among HPSC Bravo Funding, LLC, a Delaware limited liability company (“HPSC Bravo”), as the Seller thereunder, HPSC, Inc., a Delaware corporation (“HPSC”), as the Servicer thereunder, Triple-A One Funding Corporation, a Delaware corporation, as a Purchaser thereunder, Merrill Lynch Commercial Finance Corp., as a Purchaser and as a Managing Agent thereunder, Capital Markets Assurance Corporation, and MBIA Insurance Corporation, successor in interest to Capital Markets Assurance Corporation (“MBIA”), as Managing Agent, as the Insurer and as the Collateral Agent thereunder, is entered into as of the date hereof by HPSC, HPSC Bravo and the Collateral Agent (on behalf of itself and the Purchasers).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Definitions List referenced in the LRPA.

PRELIMINARY STATEMENTS

WHEREAS, pursuant to Section 11.01 of the LRPA, HPSC, HPSC Bravo and MBIA, as Insurer and as Collateral Agent, wish to amend the LRPA in certain respects and have agreed to amend the LRPA on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HPSC, HPSC Bravo and MBIA agree as follows:

SECTION 1.                  Amendment to the LRPA.  Effective as of the date first above written, subject to the satisfaction of the conditions precedent set forth in Section 3 below, the LRPA is hereby amended as follows:

(a)                    Section 5.02(f) is hereby amended to delete “19th” therefrom and to substitute “17th” therefor.

SECTION 2.                  Representations and Warranties.  Each of HPSC Bravo and HPSC represents and warrants as follows:

(a)                    This Amendment and the LRPA as previously executed and as amended hereby, constitute legal, valid and binding obligations of each of HPSC Bravo and HPSC and are enforceable against each of HPSC Bravo and HPSC in accordance with their terms.

(b)                   Upon the effectiveness of this Amendment, HPSC Bravo hereby reaffirms that the representations and warranties contained in Article IV of the LRPA are true and correct.

(c)                    Upon the effectiveness of this Amendment, each of HPSC Bravo and HPSC hereby reaffirms all covenants made in the LRPA and the other Facility Documents to which it is a party to the extent the same are not amended hereby and agrees that all such covenants shall be deemed to have been remade as of the effective date of this Amendment.

(d)                   No Wind-Down Event or Unmatured Wind-Down Event, Event of Termination or Unmatured Event of Termination has occurred or is continuing.

SECTION 3.  Conditions Precedent.  This Amendment shall become effective as of the date hereof on the date on which the Collateral Agent shall receive a copy of this Amendment, duly executed and delivered by each of HPSC, HPSC Bravo and MBIA.

SECTION 3.                  Reference to and Effect on the LRPA.  (a) Except as specifically set forth above, the LRPA, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein and for the limited purposes set forth herein, operate as a waiver of any right, power or remedy of any Purchaser, the Collateral Agent or the Insurer, nor constitute a waiver of any provision of the LRPA, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(b) Upon the effectiveness of this Amendment, each reference in the LRPA to “this Receivables Purchase Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the LRPA as amended hereby, and each reference to the LRPA in any other document, instrument or agreement executed and/or delivered in connection with the LRPA shall mean and be a reference to the LRPA as amended hereby.

SECTION 4.                  Effect on Sale Agreement.  Each of HPSC Bravo and HPSC hereby acknowledge that, upon the effectiveness of this Amendment, each reference in the Sale Agreement to the term “Facility Limit” shall mean and be a reference to such terms as amended hereby, that such amendment shall be effective for all purposes of the Sale Agreement, and that each reference to the Sale Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Sale Agreement shall mean and be a reference to the Sale Agreement as so amended.

SECTION 5.                  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

SECTION 6.                  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7.                  Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HPSC BRAVO FUNDING, LLC, as Seller

By:	/s/ Rene Lefebvre
Name: Rene Lefebvre
Title: Manager

HPSC, INC., as Servicer

By:	/s/ Rene Lefebvre
Name: Rene Lefebvre
Title: CFO

MBIA INSURANCE CORPORATION, as Collateral Agent and as Insurer

By:	/s/ Glenn H. Roder
Name: Glenn H. Roder
Title: Vice President

Signature Page to Amendment to Lease Receivables Purchase Agreement